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                                                                    EXHIBIT 10.1


                                VOTING AGREEMENT

      THIS VOTING AGREEMENT is entered into as of December __, 1998, by and between TERLIN, INC., a Washington corporation ("MERGERCO"), and __________ ("SHAREHOLDER").

                                    RECITALS

      A. MergerCo and Interlinq Software Corporation, a Washington corporation (the "Company"), are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT") which provides (subject to the conditions set forth therein) for the merger of MergerCo into the Company (the "MERGER").

      B. In order to induce MergerCo to enter into the Merger Agreement, Shareholder is entering into this Voting Agreement.

                                    AGREEMENT

      The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.  CERTAIN DEFINITIONS

            For purposes of this Voting Agreement:

            (a) "COMPANY COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.

            (b) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Merger Agreement is validly terminated, or (ii) the date upon which the Merger becomes effective.

            (c) Shareholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Shareholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

            (d) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

            (e) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.


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            (f) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

SECTION 2. TRANSFER OF SUBJECT SECURITIES

      2.1 TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS AGREEMENT. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have: (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as MergerCo may reasonably request); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

      2.2 TRANSFER OF VOTING RIGHTS. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Shareholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted (with the exception of the proxy granted pursuant to Section 3.2 herein), and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

SECTION 3.  VOTING OF SHARES

      3.1 VOTING AGREEMENT. Shareholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date:

            (a) at any meeting of Shareholders of the Company, however called, Shareholder shall (unless otherwise directed in writing by MergerCo) cause all outstanding shares of Company Common Stock that are Owned by Shareholder as of the record date fixed for such meeting to be voted in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement; and

            (b) in the event written consents are solicited or otherwise sought from Shareholders of the Company with respect to the approval or adoption of the Merger Agreement, with respect to the approval of the Merger or with respect to any of the other actions contemplated by the Merger Agreement, Shareholder shall (unless otherwise directed in writing by MergerCo) cause to be executed, with respect to all shares of Company Common Stock that are Owned by Shareholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.


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      3.2   PROXY; FURTHER ASSURANCES.

            (a) Contemporaneously with the execution of this Voting Agreement:
(i) Shareholder shall deliver to MergerCo a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "PROXY"); and (ii) Shareholder shall cause to be delivered to MergerCo an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Shareholder.

            (b) Shareholder shall, at his own expense, perform such further acts and execute such further documents and instruments as may reasonably be required to vest in MergerCo the power to carry out and give effect to the provisions of this Voting Agreement.

SECTION 4.  WAIVER OF APPRAISAL RIGHTS

      Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Shareholder or any other Person may have by virtue of the ownership of any outstanding shares of Company Common Stock Owned by Shareholder.

SECTION 5.  MISCELLANEOUS

      5.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All covenants and agreements made by Shareholder in this Voting Agreement shall not survive the earliest to occur of (i) the consummation of the Merger, (ii) any termination of the Merger Agreement unless the termination of the Merger is related to the Shareholder's breach of such covenant or agreement, or (iii) the Expiration Date.

      5.2 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

      5.3 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

            if to Shareholder:

                  at the address set forth below Shareholder's signature on the signature page hereof


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            if to MergerCo:

                  Terlin, Inc.
                  c/o W.R. Hambrecht + Co., LLC
                  550 15th Street
                  San Francisco, CA 94103
                  Attn: J.D. Delafield
                  Fax:  (415) 551-8686

      5.4 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

      5.5 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

      5.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Shareholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Shareholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of MergerCo and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than MergerCo and its successors and assigns) any rights or remedies of any nature.

      5.7 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, MergerCo shall be entitled (in addition to any other


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remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither MergerCo nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.7, and Shareholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

      5.8 NON-EXCLUSIVITY. The rights and remedies of MergerCo under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of MergerCo under this Voting Agreement, and the obligations and liabilities of Shareholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

      5.9   GOVERNING LAW; VENUE.

            (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Washington (without giving effect to principles of conflicts of laws).

            (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the King County, Washington. Shareholder:

                  (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the King County, Washington (and each appellate court located in the State of Washington), in connection with any such legal proceeding;

                  (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 5.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                  (iii) agrees that each state and federal court located in the King County, Washington, shall be deemed to be a convenient forum; and

                  (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the King County, Washington, any claim that Shareholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.


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Nothing contained in this Section 5.9 shall be deemed to limit or otherwise affect the right of MergerCo to commence any legal proceeding or otherwise proceed against Shareholder in any other forum or jurisdiction.

      5.10 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

      5.11 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

      5.12 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      5.13 WAIVER. No failure on the part of MergerCo to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of MergerCo in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. MergerCo shall not be deemed to have waived any claim available to MergerCo arising out of this Voting Agreement, or any power, right, privilege or remedy of MergerCo under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of MergerCo; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      5.14  CONSTRUCTION.

            (a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

            (c) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."


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            (d) Except as otherwise indicated, all references in this Voting
Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


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      IN WITNESS WHEREOF, MergerCo and Shareholder have caused this Voting
Agreement to be executed as of the date first written above.

                                        TERLIN, INC.

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                        ----------------------------------------
                                        Name:

                                                Address:
                                                          ----------------------
                                                Facsimile:
                                                          ----------------------

                                                         Additional Securities
Shares Held of Record     Options and Other Rights        Beneficially Owned
---------------------     ------------------------       ---------------------


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                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

      The undersigned Shareholder of Interlinq Software Corporation, a Washington corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes J.D. Delafield and Jessica Porten and Terlin, Inc., a Washington corporation ("MERGERCO"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

      This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between MergerCo and the undersigned (the "VOTING AGREEMENT"), and is granted in consideration of MergerCo entering into the Agreement and Plan of Merger, dated as of the date hereof, between MergerCo and the Company (the "MERGER AGREEMENT").

      The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Merger Agreement or the effective time of the merger contemplated thereby (the "MERGER") at any meeting of the Shareholders of the Company, however called, or in connection with any solicitation of written consents from Shareholders of the Company, in favor of the approval and adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement.

      The undersigned may vote the Shares on all other matters.

      This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

      If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this


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proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

      This proxy shall terminate upon the earlier of the valid termination of the Merger Agreement or the effective time of the Merger.

Dated:  December ___, 1998.

                                          --------------------------------------
                                          Name

                                          Number of shares of common stock of
                                          the Company owned of record as of the
                                          date of this proxy:

                                          --------------------------------------



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